                                Schedule to Exhibit 10.22
                                    Omitted Documents

The following documents have been omitted in accordance with Instruction
No. 2 to Item 601 of Regulation S-K because they are substantially identical to Exhibit 10.22 in all material respects except as indicated in this schedule.


                                                              Difference from
Exhibit No.               Description                          Exhibit 10.22
-----------               -----------                         ----------------
10.20                    Note Purchase Agreement              Contracting parties
                         among USi and the Account            and principal amount
                         Management Purchasers dated
                         September 8, 1998

10.21                    Note Purchase Agreement              Contracting parties
                         between USi and Southeastern         and principal amount
                         Technology Fund, L.P. dated
                         September 8, 1998

10.23                    Note Purchase Agreement              Contracting parties
                         between USi and U S WEST             and principal amount
                         dated September 8, 1998


                                                                   Exhibit 10.22


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------



                             NOTE PURCHASE AGREEMENT

                                       BY

                                       AND

                                      AMONG

                             USINTERNETWORKING, INC.

                  BLUE CHIP CAPITAL FUND II LIMITED PARTNERSHIP

                         MIAMI VALLEY VENTURE FUND L.P.

                            GROTECH PARTNERS IV L.P.

                             GROTECH PARTNERS V L.P.

                         SOUTHERN VENTURE FUND II, L.P.

                               VENROCK ASSOCIATES

                           VENROCK ASSOCIATES II, L.P.

                                       AND

                               USI PARTNERS, LTD.


                    -----------------------------------------

                          DATED AS OF SEPTEMBER 8, 1998





-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                                         PAGE


ARTICLE 1.  DEFINITIONS.....................................................................................1

     1.1.   Definitions.....................................................................................1
     1.2.   Accounting Terms: Financial Statements..........................................................4
     1.3.   Knowledge Standard..............................................................................4
     1.4.   Other Defined Terms.............................................................................5

ARTICLE 2.  AUTHORIZATION OF NOTES AND WARRANTS; PURCHASE AND SALE OF NOTES AND WARRANTS;
            MAKING OF LOANS.................................................................................5

     2.1.   Notes and Warrants..............................................................................5
     2.2.   Purchase and Sale of Notes and Warrants.........................................................6
     2.3.   Closing.........................................................................................6
     2.4.   The Loans.......................................................................................6
     2.5.   Fees and Expenses...............................................................................6

ARTICLE 3.  CONDITIONS TO THE OBLIGATION OF THE PURCHASERS TO PURCHASE THE NOTES............................6

     3.1.   Representations and Warranties..................................................................6
     3.2.   Compliance with Terms and Conditions of this Agreement..........................................7
     3.3.   Delivery of Notes and Warrants..................................................................7
     3.4.   Closing Certificates............................................................................7
     3.5.   Secretary's Certificates........................................................................7
     3.6.   Documents.......................................................................................7
     3.7.   Purchase Permitted By Applicable Laws...........................................................7
     3.8.   Consents and Approvals..........................................................................7
     3.9.   No Material Judgment or Order...................................................................8
     3.10.  Legal Opinion...................................................................................8
     3.11.  SBIC Forms......................................................................................8
     3.12.  IIT Transaction.................................................................................8
     3.13.  Amendment to the Shareholders Agreement.........................................................8
     3.14.  Waiver of Rights................................................................................8

ARTICLE 4.  [Intentionally Deleted].........................................................................9


ARTICLE 5.  CONDITIONS TO THE OBLIGATION OF USI TO CLOSE....................................................9

     5.1.   Representations and Warranties..................................................................9
     5.2.   Compliance with this Agreement..................................................................9
     5.3.   Closing Certificate.............................................................................9
     5.4.   Issuance Permitted by Applicable Laws...........................................................9




                                                                                                         PAGE


     5.5.   Loans...........................................................................................9
     5.6.   Consents and Approvals..........................................................................9
     5.7.   No Material Judgment or Order..................................................................10

ARTICLE 6.  REPRESENTATIONS AND WARRANTIES OF USI..........................................................10

     6.1.   Corporate Existence and Authority..............................................................10
     6.2.   Corporate Authorization; No Contravention......................................................10
     6.3.   Governmental Authorization; Third Party Consents...............................................10
     6.4.   Binding Effect.................................................................................10
     6.5.   Capitalization.................................................................................11
     6.6.   Private Offering...............................................................................11
     6.7.   Litigation.....................................................................................12
     6.8.   Financial Statements...........................................................................12
     6.9.   Tax Matters....................................................................................12
     6.10.  Investment Company/Government Regulations......................................................12
     6.11.  Broker's Finder's or Similar Fees..............................................................12
     6.12.  Labor Relations and Employee Matters...........................................................12
     6.13.  Employee Benefits Matters......................................................................13
     6.14.  Outstanding Borrowings.........................................................................13
     6.15.  Insurance Schedule.............................................................................13
     6.16.  Solvency.......................................................................................13
     6.17.  No Other Agreements to Sell Assets or Capital Stock............................................13
     6.18.  Compliance with Law............................................................................13
     6.19.  The Acquisition................................................................................13
     6.20.  Disclosure.....................................................................................13
     6.21.  Small Business Concern: Affiliates.............................................................14
     6.22.  Qualified Small Business.......................................................................14

ARTICLE 7.  REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS...............................................14

     7.1.   Partnership or Corporate Existence and Authority...............................................14
     7.2.   Organization; Authorization; No Contravention..................................................14
     7.3.   Binding Effect.................................................................................15
     7.4.   Purchase for Own Account.......................................................................15
     7.5.   Financial Condition............................................................................15
     7.6.   Receipt of Information.........................................................................15
     7.7.   Broker's, Finder's or Similar Fees.............................................................16
     7.8.   Governmental Authorization: Third Party Consent................................................16
     7.9.   Litigation.....................................................................................16

ARTICLE 8.  COVENANTS OF USI WITH RESPECT TO THE PERIOD FOLLOWING THE CLOSING..............................16

     8.1.   Reservation of Shares..........................................................................16
     8.2.   Information and Reports for SBIC Purchasers....................................................16



                                                                                                         PAGE


ARTICLE 9.  INDEMNIFICATION................................................................................17

     9.1.   Indemnification................................................................................17
     9.2.   Notification...................................................................................18

ARTICLE 10. MISCELLANEOUS..................................................................................18

     10.1.  Survival of Representations and Warranties.....................................................18
     10.2.  Notices........................................................................................18
     10.3.  Successors and Assigns.........................................................................20
     10.4.  Amendment and Waiver...........................................................................20
     10.5.  Counterparts...................................................................................21
     10.6.  Headings.......................................................................................21
     10.7.  Governing Law..................................................................................21
     10.8.  Jurisdiction...................................................................................21
     10.9.  Severability...................................................................................21
     10.10. Rules of Construction..........................................................................21
     10.11. Entire Agreement...............................................................................21
     10.12. Publicity......................................................................................22
     10.13. Further Assurances.............................................................................22
     10.14. Waiver of Jury Trial...........................................................................22


                             NOTE PURCHASE AGREEMENT

                  THIS NOTE PURCHASE AGREEMENT (the "Agreement") is entered into as of the 8th day of September, 1998, by and among USinternetworking, Inc., a Delaware corporation ("USi"), Blue Chip Capital Fund II Limited Partnership, an Ohio limited partnership ("Blue Chip"), Miami Valley Venture Fund L.P., an Ohio limited partnership ("Miami"), Grotech Partners IV L.P., a Delaware limited partnership ("Grotech"), Grotech Partners V L.P., a Delaware limited partnership ("Grotech II"), Southern Venture Fund II, L.P., a Delaware limited partnership ("Massey II"), Venrock Associates, a New York limited partnership ("Venrock"), Venrock Associates II, L.P., a New York limited partnership ("Venrock II") and USi Partners, Ltd., an Ohio limited liability company ("USi Partners") (Blue Chip, Miami, Grotech, Grotech II, Massey II, Venrock, Venrock II and Usi Partners are referred to collectively herein as the "Purchasers" and individually as a "Purchaser").

                                    RECITALS:

                  A. USi desires to acquire (the "Acquisition") all of the stock of IIT Holding, Inc., a Florida corporation ("IIT").

                  B. In order to finance the Acquisition, upon the terms and subject to the conditions set forth in this Agreement, USi proposes to issue and sell its Convertible Promissory Notes (the "Notes") to the Purchasers and to obtain from the Purchasers the Loans as contemplated thereby.

                  C. The Purchasers desire to purchase from USi the Notes and to make the Loans as contemplated thereby, as set forth on SCHEDULE 1 hereto.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE 1.
                                  DEFINITIONS

                  1.1. DEFINITIONS.

                  As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

                  "AFFILIATE" means, with respect to any specified Person, any Person that, directly or indirectly, controls, is controlled by, or is under common control with, such specified Person, whether by contract, through one or more intermediaries, or otherwise.

                  "BUDGET" means a fiscal year operating budget, which shall include monthly capital and operating expense budgets, cash flow statements, capital expenditure budgets, profit and loss projections and employee hiring projections.

                  "BUSINESS" means the business of USi as conducted and planned to be conducted on the date hereof.

                  "BUSINESS DAY" shall mean a day other than a Saturday or Sunday or any federal holiday.

                  "COMMISSION" means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act (as defined below).

                  "CONDITION OF USI" means the assets, business, properties, operations, financial condition or prospects of USi.

                  "CONTRACTUAL OBLIGATION" means any contract or agreement by which a person is bound or to which its assets are subject.

                  "CONVERSION SHARES" has the meaning assigned thereto in the Notes.

                  "EMPLOYEE PLANS" means all benefits arrangements, pensions plans or welfare plans adopted by USi for its employees.

                  "EMPLOYEE STOCK OPTION PLAN" means an employee stock option plan adopted by the Compensation Committee of the Board of Directors of USi providing for the issuance to certain employees of USi of options to purchase a certain number of shares of USi Common Stock at a certain exercise price per share; the total number of shares of USi Common Stock which may be issued under such plan shall not exceed 6.5% of the total number of outstanding shares of common stock calculated on a fully diluted basis, not including the options and shares issuable or issued on exercise of options pursuant to the Employee Stock Option Plan.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

                  "GAAP" means United States generally accepted accounting principles, in effect from time to time, consistently applied.

                  "GOVERNMENTAL AUTHORITY" means the government of any nation, state, city, locality or other political subdivision of any thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

                  "IIT PURCHASE AGREEMENT" means the Stock Purchase Agreement dated as of August 28, 1998 among USi, IIT, Luis Sebastian Alegrett, Michael Mai, Carlos E. Bravo and Vicente Perez de Tudela.

                  "IIT TRANSACTION" means the purchase by USi of all of the stock of IIT pursuant to the IIT Purchase Agreement.

                  "INDEBTEDNESS" means, as to any Person: (a) all obligations, whether or not contingent, of such Person for borrowed money (including, without limitation, reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers' acceptances, whether or not matured), (1)) all obligations of such Person evidenced by notes, bonds, debentures or similar instruments, (c) all obligations of such Person representing the balance of deferred purchase price of property or services, except trade accounts payable and accrued commercial or trade liabilities arising in the ordinary course of business, (d) all interest rate and currency swaps, caps, collars and similar agreements or hedging devices under which payments are obligated to be made by such Person, whether periodically or upon the happening of a contingency, (e) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (f) all obligations of such Person under leases which have been or should be, in accordance with GAAP, recorded as capital leases, (g) all indebtedness secured by any Lien (other than Liens in favor of lessors under leases other than leases included in clause (f)) on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is non-recourse to the credit of that Person, and (h) all Indebtedness of any other Person referred to in clauses (a) through (f) above, guaranteed, directly or indirectly, by that Person.

                  "LIEN" means any mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or other) or other security interest of any kind or nature whatsoever (excluding preferred stock or equity related preferences) including, without limitation, those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a capital lease obligation, or any financing lease having substantially the same economic effect as any of the foregoing.

                  "OUTSTANDING BORROWINGS" means as to any Person all Indebtedness of such Person for borrowed money (including, without limitation, reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers' acceptances, whether or not matured).

                  "PERSON" means any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

                  "QUOTED PRICE" means the last reported sales price of the applicable security as reported by the National Association of Securities Dealers, Inc., Automatic Quotations System, National Market System, or, if the applicable security is listed or admitted for trading on a securities exchange, the last reported sales price of the applicable security on the principal exchange on which the applicable security is listed or admitted for trading (which shall be consolidated trading if applicable to such exchange), or if neither so reported or listed or admitted for trading, the last reported bid price of the applicable security in the over-the-counter market. In the event that the Quoted Price cannot be determined as aforesaid, the Board of Directors of USi shall determine the Quoted Price in such a manner as it in good faith considers appropriate. Such determination may be challenged in good faith by holders of a majority in interest of the Warrants and any dispute shall be resolved at USi's cost, by an investment banking firm of recognized national standing selected by USi and acceptable to such holders of the Warrants and shall be made in good faith and be conclusive absent manifest error.

                  "REQUIREMENTS OF LAW" means, as to any Person, the provisions of the Certificate of Incorporation and By-laws or other organizational or governing documents of such Person, and any law, treaty, rule, regulation, right, privilege, qualification, license or franchise, order, judgment, or determination of an arbitrator or a court or other Governmental Authority, in each case, applicable or binding upon such Person or any of its property or to which such Person or any of its property is subject or applicable to any or all of the transactions contemplated by or referred to in the Transaction Documents.

                  "SBIC" means a Small Business Investment Corporation.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

                  "SHAREHOLDERS AGREEMENT" means the Shareholders' Agreement between USI and its shareholders dated as of May 28, 1998, as amended.

                  "TRADING DAY" means any day on which any market in which the applicable security is then traded and in which a Quoted Price may be ascertained is open for business.

                  "TRANSACTION DOCUMENTS" means collectively, this Agreement, the Notes, the Warrants and Amendment No. 2 to the Shareholders Agreement.

                  "TRANSACTION EXPENSES" means any and all reasonable out-of-pocket (i) legal expenses incurred by the Purchasers in connection with the negotiation and preparation of the Transaction Documents, the consummation of the transactions contemplated thereby and preparation for any of the foregoing, including, without limitation, travel expenses, reasonable fees, charges and disbursements of counsel and any similar or related legal costs and legal expenses, provided, however, that USi shall pay only for one primary counsel of Purchasers and for the reasonable attorney fees of the individual counsel of each Purchaser incurred by such counsel in reviewing the Transaction Documents, but only to the extent that the use of such individual counsel is required by such Purchaser's institutional policies and procedures; and (ii) other expenses incurred by the Purchasers in connection with the negotiation, preparation and consummation of the Transaction Documents and the transactions contemplated thereby.

                  "USI STOCK" means Common Stock, par value $.001 per share, of USi, or any other capital stock of USi into which such stock is reclassified or reconstituted.

                  "WARRANT SHARES" means shares of USi Stock to be issued upon exercise of the Warrants.

                  1.2. ACCOUNTING TERMS: FINANCIAL STATEMENTS.

                  All accounting terms used herein not expressly defined in this Agreement shall have the respective meanings given to them in accordance with sound accounting practice. The term "sound accounting practice" shall mean such accounting practice as, in the opinion of the independent certified public accountants regularly retained by USi conforms at the time to GAAP applied on a consistent basis except for changes with which such accountants concur.

                  1.3. KNOWLEDGE STANDARD.

                  When used herein, the phrase "to the knowledge of" any Person, "to the best knowledge of" any Person or any similar phrase shall mean, (i) with respect to any individual, the actual knowledge of such Person, (ii) with respect to any corporation, the actual knowledge of the officers and directors of such corpOration and the knowledge of such facts that such persons should have in the exercise of their duties after reasonable inquiry, and (iii) with respect to a partnership, the actual knowledge of the officers and directors of the general partner of such partnership and the knowledge of such facts that such persons should have in the exercise of their duties after reasonable inquiry.

                  1.4. OTHER DEFINED TERMS.

                  The following terms shall have the meanings specified in the Sections set forth below:

                          TERM                                SECTION

                          Actions                                 6.7

                          Acquisition                       Recital A
                          Closing Date                            2.2

                          Closing                                 2.3

                          Indemnified Party                       9.2

                          Indemnifying Party                      9.2

                          Liabilities                             2.2

                          Loans                                   2.2

                          Notes                             Recital B

                          Purchasing Indemnified Party         9.1(a)

                          Purchasing Indemnifying Party        9.1(b)

                          SBA                                    3.11

                          Selling Indemnified Party            9.1(b)

                          Selling Indemnifying Party           9.1(a)

                          Warrants                                2.2


                                   ARTICLE 2.
                      AUTHORIZATION OF NOTES AND WARRANTS;
                    PURCHASE AND SALE OF NOTES AND WARRANTS;
                                MAKING OF LOANS

                  2.1. NOTES AND WARRANTS.

                  On or before the Closing Date, the Board of Directors of USi will authorize the issuance and sale of the Notes and Warrants as contemplated hereby, including authorizing the issuance of Conversion Shares upon conversion of the Notes and the issuance of the Warrant Shares upon exercise of the Warrants.

                  2.2.     PURCHASE AND SALE OF NOTES AND WARRANTS.

                  Upon the terms and subject to the conditions herein contained, on September 8, 1998 or such other day as the parties may agree (the "Closing Date"), USi shall issue to each of the Purchasers, and each Purchaser shall acquire from USi, a note (the "Notes") in the form of Exhibit A hereto and in the principal amounts shown on SCHEDULE 1 hereto. In order to induce the Purchasers to purchase the Notes and to make the loans (the "Loans") contemplated thereby, at the Closing USi will issue to each of the Purchasers a Warrant (the "Warrants") in the form of Exhibit B hereto with respect to the number of shares of USi stock shown on SCHEDULE 1 hereto. USi may offer to its other current shareholders the opportunity to purchase additional notes on the same terms as the Notes. If any of such shareholders purchases such notes and makes the loan contemplated thereby on or before the Closing Date, it shall receive warrants on the same terms as the Warrants.

                  2.3. CLOSING.

                  The closing of the sale to and purchase by the Purchasers of the Notes (the "Closing") shall occur at 11 o'clock A.M., local time on the Closing Date at the offices of USi, 175 Admiral Cochrane Drive, Annapolis, Maryland. At the Closing, USi shall also deliver to each Purchaser the Note and Warrant being purchased by such Purchaser, free and clear of any Liens of any nature whatsoever, registered in such Purchaser's name.

                  2.4. THE LOANS. Subject to the terms and conditions herein contained, at the Closing each of the Purchasers shall make a Loan to USi (by wire transfer of immediately available funds) in the amount set forth opposite its name on SCHEDULE 1. The obligation of the Purchasers to purchase the Notes and to make the Loans shall be several and not joint or joint and several.

                  2.5. FEES AND EXPENSES.

                  Concurrently with or as promptly as practicable after the Closing, USi shall reimburse the Purchasers for the Transaction Expenses, which payment shall be made by wire transfer of immediately available funds to an account or accounts designated by the Purchasers.

                                   ARTICLE 3.
                       CONDITIONS TO THE OBLIGATION OF THE
                        PURCHASERS TO PURCHASE THE NOTES

                  The obligation of each Purchaser to purchase its Note, to make its Loan and to perform any of its obligations hereunder (unless otherwise specified) shall be subject to the satisfaction of the following conditions on or before the Closing Date:

                  3.1. REPRESENTATIONS AND WARRANTIES.

                  The representations and warranties of USi contained in Section 6 hereof shall be true and correct in all material respects at and as of that date, as if made at and as of such date.

                  3.2. COMPLIANCE WITH TERMS AND CONDITIONS OF THIS AGREEMENT.

                  USi shall have performed and complied with all of the agreements and conditions set forth herein that are required to be performed or complied with by USi on or before that date.

                  3.3. DELIVERY OF NOTES AND WARRANTS.

                  USi shall have delivered to each Purchaser the Note and the Warrant to be received by such Purchaser.

                  3.4. CLOSING CERTIFICATES.

                  USi shall have delivered to each Purchaser a certificate executed by an authorized officer of USi certifying that the representations and warranties of USi are true and correct in all material respects on and as of that date, and that the conditions set forth in this Section 3 to be satisfied by USi have been satisfied on and as of that date.

                  3.5. SECRETARY'S CERTIFICATES.

                  Each Purchaser shall have received a certificate from USi, dated as of that date and signed by the Secretary or an Assistant Secretary of USi, certifying that the attached copies of the Certificate of Incorporation and By-laws of USi and resolutions of the Board of Directors of USi approving the Transaction Documents and the transactions referred to therein, are all true, complete and correct and remain unamended and in full force and effect.

                  3.6. DOCUMENTS.

                  Each Purchaser or one Purchaser on behalf of all Purchasers shall have received true, complete and correct copies of such documents and such other information as it may have reasonably requested in connection with or relating to the sale of the Notes and the transactions required to be performed by the Transaction Documents.

                  3.7. PURCHASE PERMITTED BY APPLICABLE LAWS.

                  The acquisition of and payment for the Notes to be acquired by the Purchasers hereunder and the consummation of this Agreement (a) shall not be prohibited by any Requirements of Law, and (b) shall not conflict with or be prohibited by any Contractual Obligation of USi or IIT.

                  3.8. CONSENTS AND APPROVALS.

                  All consents, exemptions, authorizations, or other actions by, or notices to, or filings with, Governmental Authorities and other Persons in respect of all Requirements of Law and with respect to Contractual Obligations of USi necessary or required in connection with the execution, delivery or performance (including, without limitation, the issuance of shares of the Conversion Shares and the Warrant Shares) by USi shall have been obtained and be in full force and effect and all waiting periods shall have lapsed without extension or the imposition of any conditions or restrictions.

                  3.9. NO MATERIAL JUDGMENT OR ORDER.

                  There shall not be any judgment or order of a court of competent jurisdiction or any ruling of any Governmental Authority or any condition imposed under any Requirement of Law which, in the reasonable judgment of the Purchaser, would (i) prohibit the purchase of the Notes and Warrants hereunder, (ii) subject the Purchaser to any penalty if the Notes and Warrants were to be purchased hereunder, or (iii) question the validity or legality of the transactions required to be performed under this Agreement.

                  3.10. LEGAL OPINION.

                  The Purchasers shall have received an opinion of counsel for USi in form and substance reasonably acceptable to the Purchasers.

                  3.11. SBIC FORMS.

                  USi shall have furnished to all Purchasers that are SBICs all forms which such Purchasers shall have informed USi are required by the United States Small Business Administration ("SBA") in connection with the transactions contemplated hereby, including without limitation a Size Status Declaration on SBA Form 480, an Assurance of Compliance on SBA Form 652-D, and a Portfolio Financing Report on SBA Form 1031, which forms (except for execution by the respective licensee), shall be in proper form for filing with the SBA.

                  3.12. IIT TRANSACTION.

                  USi shall be prepared to consummate the IIT Transaction substantially on the terms set forth in the IIT Purchase Agreement without any waiver by USi of any material right or condition immediately after the Closing hereunder and the Purchasers shall have received a certificate of USi to that effect.

                  3.13. AMENDMENT TO THE SHAREHOLDERS AGREEMENT.

                  Amendment No. 2 to the Shareholders Agreement shall have been executed and delivered by the parties thereto in the form of Exhibit C hereto.

                  3.14.    WAIVER OF RIGHTS.

                  All antidilutive and pre-emptive rights of shareholders of USi with respect to the issuance of the Notes and the Warrants and the Conversion Shares and Warrant Shares shall have been waived.

                                   ARTICLE 4.
                             [INTENTIONALLY DELETED]


                                   ARTICLE 5.
                         CONDITIONS TO THE OBLIGATION OF
                                  USI TO CLOSE

                  The obligation of USi to issue and sell the Notes and issue the Warrants and the other obligations of USi hereunder, shall be subject to the satisfaction of the following conditions on or before the Closing Date:

                  5.1. REPRESENTATIONS AND WARRANTIES.

                  The representations and warranties of the Purchasers contained in Section 7 hereof shall be true and correct in all material respects at and as of the Closing Date as if made at and as of such date.

                  5.2. COMPLIANCE WITH THIS AGREEMENT.

                  The Purchasers shall have performed and complied with all of the agreements and conditions set forth herein that are required to be performed or complied with by the Purchasers on or before the Closing Date.

                  5.3. CLOSING CERTIFICATE.

                  Each Purchaser shall have delivered to USi a certificate executed by such Purchaser certifying that the representations and warranties of such Purchaser contained in this Agreement are true and correct in all material respects on and as of the Closing Date and that the conditions contained in this
Article 5 to be satisfied by such Purchaser have been satisfied on and as of the Closing Date.

                  5.4. ISSUANCE PERMITTED BY APPLICABLE LAWS.

                  The issuance of the Notes and the Warrants hereunder and the consummation of this Agreement (a) shall not be prohibited by any Requirements of Law, and (b) shall not conflict with or be prohibited by any Contractual Obligations of the Purchaser.

                  5.5. LOANS.

                  The Purchasers shall have made the Loans as set forth in
Section 2.4(a) hereof.

                  5.6. CONSENTS AND APPROVALS.

                  All consents, exemptions, authorizations, or other actions by, or notices to, or filings with, Governmental Authorities and other Persons in respect of all Requirements of Law and with respect to those material Contractual Obligations of the Purchasers necessary or required in connection with the execution, delivery or performance by each Purchaser shall have been obtained and be in full force and effect and all waiting periods shall have lapsed without extension or imposition of any conditions or restrictions.

                  5.7. NO MATERIAL JUDGMENT OR ORDER.

                  There shall not be any judgment or order of a court of competent jurisdiction or any ruling of any Governmental Authority or any condition imposed under any Requirements of Law which, in the reasonable judgment of USi would (i) prohibit the sale of the Notes or the Warrants or the consummation of the other transactions hereunder, (ii) subject USi to any penalty if the Notes or the Warrants were to be sold hereunder or (iii) question the validity or legality of the transactions required to be performed under this Agreement.

                                   ARTICLE 6.
                         REPRESENTATIONS AND WARRANTIES
                                     OF USI

                  USi represents and warrants to, and covenants with, the Purchasers as of the date hereof and as of the Closing Date as follows:

                  6.1. CORPORATE EXISTENCE AND AUTHORITY.

                  USi was incorporated on January 14, 1998 and (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (b) has all requisite corporate power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently, or is currently proposed to be, engaged, and (c) has the corporate power and authority to execute, deliver and perform its obligations under each Transaction Agreement to which it is or will be a party.

                  6.2. CORPORATE AUTHORIZATION; NO CONTRAVENTION.

                  The execution, delivery and performance by USi of each of the Transaction Documents and the consummation of the transactions contemplated thereby, including, without limitation, the issuance of the Notes and the Warrants by USi, (a) on or before the Closing Date, shall have been duly authorized by all necessary corporate action, including the approval of the holders of two-thirds of the outstanding Series A Convertible Preferred Stock of USi, do not conflict with or contravene the terms of the Certificate or the Bylaws of USi, or any amendment thereof; and (b) will not violate, conflict with or result in any material breach or contravention of (i) any Contractual Obligation of USi or (ii) any Requirements of Law applicable to USi.

                  6.3. GOVERNMENTAL AUTHORIZATION; THIRD PARTY CONSENTS.

                  No approval, consent, compliance, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person in respect of any applicable Requirements of Law in effect on the date hereof and no lapse of a waiting period under any applicable Requirements of Law in effect on the date hereof, is necessary or required in connection with the execution and delivery of the Transaction Documents by USi or the performance by USi or enforcement against USi of any material obligation by USi under the Transaction Documents or the transactions to be performed hereunder.

                  6.4. BINDING EFFECT.

                  This Agreement has been duly executed and delivered by Usi and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity relating to enforceability.

                  6.5. CAPITALIZATION.

                  (a) On the Closing Date, the authorized capital stock of USi shall consist of three hundred million (300,000,000) shares of Common Stock and two hundred thousand (200,000) shares of preferred stock. Of the authorized shares of USi Common Stock, immediately after the Closing, (i) ninety-nine million (99,000,000) shares of Common Stock will be reserved for issuance upon conversion of shares of the Series A Preferred Stock, (ii) six million six hundred thousand (6,600,000) shares of USi Common Stock will be reserved for issuance pursuant to the Employee Stock Option Plan; (iii) up to six million one hundred twenty thousand (6,120,000) shares of USi Common Stock will be reserved for issuance upon exercise of the Warrants, and (iv) no more than nineteen million (19,000,000) fully diluted shares of Common Stock will be outstanding (excluding any shares subject to the Employee Stock Option Plan, the Conversion Shares and any shares issuable upon conversion of the Conversion

Shares). As of the Closing Date, all outstanding shares of capital stock of USi, including the Warrant Shares (when issued in accordance with the terms of the Warrants), will be duly authorized and validly issued, fully paid, nonassessable and free and clear of any Liens, preferential rights, priorities, claims, options, charges or other encumbrances or restrictions other than those created by the Certificate of Incorporation and the Bylaws of USi and the Shareholders' Agreement and all preemptive and anti-dilution rights relating to the issuance of the Warrants and the Warrant Shares shall have been waived.

                       (b) SCHEDULE 6.5 sets forth the name of each holder of the issued and outstanding capital stock of USi, the number of shares of such capital stock held beneficially or of record by each such holder, the name of each Person holding any options or other rights to purchase any capital stock of USi (except as may be permitted under the Shareholders Agreement), the number, class and series of shares of capital stock subject to each such option or right and the exercise price of each such option or right. Except for the options under the Employee Stock Option Plan, the Series A Convertible Preferred Shares of USi, the Warrants and the Notes, there are no outstanding securities convertible into or exchangeable for capital stock of USi or options, warrants or other rights to purchase or subscribe to capital stock of USi or contracts, commitments, agreements, understandings or arrangements of any kind to which USi is a party relating to the issuance of any capital stock of USi, any such convertible or exchangeable securities or any such options, warrants or rights. Except for IIT upon the completion of the Acquisition, USi has no subsidiaries.

                  6.6. PRIVATE OFFERING.

                  No form of general solicitation or general advertising was used by USi or its representatives in connection with the offer or sale of the Notes or Warrants. No registration of the Notes or Warrants pursuant to the provisions of the Securities Act or any state securities or "blue sky" laws will be required by the offer, sale or issuance of the Notes or Warrants pursuant to this Agreement. USi agrees that neither it, nor anyone authorized to act on its behalf will offer or sell the Notes or Warrants or any other security so as to require the registration of the Notes or Warrants pursuant to the provisions of the Securities Act or any state securities or "blue sky" laws, unless such Notes or Warrants are so registered.

                  6.7. LITIGATION.

                  USi has not received any notice of any governmental charge, complaint or action or court order, writ, injunction, judgment or decree outstanding or any claim, suit, litigation, legal proceeding, (collectively, "Actions") which if adversely determined would have a material adverse effect on
(i) the Condition of USi (ii) the transactions required to be performed by USi under this Agreement or the Transaction Documents and, to USi's knowledge, there is no valid basis therefor, and no Action is threatened against USi.

                  6.8. FINANCIAL STATEMENTS.

                  USi has delivered to the Purchasers its audited financial statements as of June 30, 1998 and for the period then ended. Such financial statements are true and complete in all material respects and fairly present the financial condition and results of operations of USi as of June 30, 1998 and for the period then ended in accordance with generally accepted accounting principles. Since June 30, 1998 there has been no material adverse change in the business, financial condition, operating results or prospects of USi. USi has no material liabilities except for liabilities reflected in such financial statements and liabilities incurred in the ordinary course of business since June 30, 1998.

                  6.9. TAX MATTERS.

                  USi has duly filed all tax reports and returns required to be filed by it, including all federal, state, local and foreign tax returns and reports and paid all taxes due with respect thereto.

                  6.10. INVESTMENT COMPANY/GOVERNMENT REGULATIONS.

                  Immediately following the Closing, after giving effect to the transactions contemplated by the Transaction Documents, neither USi nor any Person controlling, controlled by or under common control with USi will be an "investment company" within the meaning of the Investment Company Act of 1940, as amended. USi is not subject to regulation under the Public Utility Holding Company Act of 1935, as amended, the Federal Power Act, or any federal or state statute or regulation limiting its ability to incur Indebtedness.

                  6.11. BROKER'S FINDER'S OR SIMILAR FEES.

                  There are no brokerage commissions, finder's fees or similar fees or commissions payable in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with USi or any officer, director, shareholder, or Affiliate of USi or any action taken by any such person.

                  6.12. LABOR RELATIONS AND EMPLOYEE MATTERS.

                       (a) USi is not and has not engaged in any unfair labor practice.

                       (b) Except as set forth on SCHEDULE 6.12, USi is not a party to any employment agreement (other than "at will" employment relationships), collective bargaining agreement or covenant not to compete.

                       (c) No complaint under any statute or regulation relating to employment has been filed against USi.

                  6.13. EMPLOYEE BENEFITS MATTERS.

                  Except as set forth on SCHEDULE 6.13, USi has not adopted or implemented any Employee Plan.

                  6.14. OUTSTANDING BORROWINGS.

                  SCHEDULE 6.14 lists the amount of all Outstanding Borrowings of USi as of the date hereof and the name of each lender thereof.

                  6.15. INSURANCE SCHEDULE.

                  USi maintains insurance policies with reputable insurers covering such risks and in such amounts as are customary for similar businesses.

                  6.16. SOLVENCY.

                  USi has not (i) made a general assignment for the benefit of its creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition in bankruptcy by its creditors, (iii) suffered the appointment of a receiver to take possession of all or substantially all of its assets or properties, (iv) suffered the attachment or other judicial seizure of all or substantially all of its assets or (v) admitted in writing its inability to pay its debts as they come due.

                  6.17. NO OTHER AGREEMENTS TO SELL ASSETS OR CAPITAL STOCK.

                  Other than as otherwise set forth in this Agreement, USi has no legal obligation, absolute or contingent, other than obligations under the Transaction Documents, to any person or firm to (i) sell any of its capital stock or, outside of the ordinary course of business, assets, or effect any merger, consolidation or other reorganization or (ii) enter into any agreement with respect any of the foregoing.

                  6.18. COMPLIANCE WITH LAW.

                  In its conduct of its business and affairs since its formation, USi has complied in all material respects with all applicable Requirements of Law.

                  6.19. THE ACQUISITION.

                  USi has delivered to the Purchasers a true and complete copy of the IIT Purchase Agreement and all documents relating thereto. To the knowledge of USi, all of the representations and warranties of the sellers made in the IIT Purchase Agreement are true and complete in all material respects.

                  6.20. DISCLOSURE.

                  USi has, to the best of its knowledge, fully responded to all requests for information, and each of USi has accurately answered all questions from the Purchasers concerning the Condition of USi, and has not knowingly withheld any facts relating thereto which it reasonably believes to be material with respect to its Condition. No information in this Agreement or in any Exhibit or Schedule attached to this Agreement, contains or will contain any untrue statement of a material fact or when considered together with all such information delivered to the Purchasers omits to state any material fact. The disclosures made in writing by USi in connection with this Agreement when read in the light of the circumstances when made and taken as a whole, did not when made contain any untrue statement of a material fact.

                  6.21. SMALL BUSINESS CONCERN: AFFILIATES.

                  USi, together with its "affiliates" (as that term is defined in Title 13, United States Code of Federal Regulations, Section 121.103), if any, is a "small business concern" within the meaning of 13 C.F.R. ss. 107.50 and which meets the size standards under 13 C.F.R. ss. 131.301(c). SCHEDULE 5.24 hereto sets forth a complete list of such SBA affiliates, with a brief statement describing the basis of each affiliation. The information set forth in the SBA FORM 480, FORM 652-D and PART A OF FORM 1031 regarding USi, all of which will be provided prior to Closing, will be accurate and complete.

                  6.22. QUALIFIED SMALL BUSINESS.

                  USi represents that, as of the date of this Agreement, it qualifies as a "Qualified Small Business" as defined in Section 1202(d) of the Code and covenants that so long as its shares are held by the Purchasers (or a transferee in whose hands the shares are eligible to qualify as Qualified Small Business Stock as defined in Section 1202(c) of the Code), it will use its reasonable efforts to cause the shares to qualify as Qualified Small Business Stock; provided that, notwithstanding the foregoing, USi shall not be obligated to take any action, or refrain from any action, which in its good faith business judgment is not in the best interests of USi or its stockholders. Notwithstanding the foregoing, the Purchasers acknowledge and agree that it is in the best interests of USi and its stockholders for USi at any time after the Closing to pursue and obtain at least $50 million of additional financing for the Company's working capital, operating assets, and/or investment activities.

                                   ARTICLE 7.
                               REPRESENTATIONS AND
                          WARRANTIES OF THE PURCHASERS

                  Each Purchaser, severally and not jointly, hereby represents and warrants to USi as of the date hereof as follows:

                  7.1. PARTNERSHIP OR CORPORATE EXISTENCE AND AUTHORITY.

                  As applicable, such Purchaser is either a limited partnership, limited liability company, or corporation (a) duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, (b) has all requisite power and authority to own its assets and operate its business, and (c) has all requisite power and authority to execute, deliver and perform its obligations under each of the Transaction Documents to which it is or will be a party.

                  7.2. ORGANIZATION; AUTHORIZATION; NO CONTRAVENTION.

                  The execution, delivery and performance by such Purchaser of the Transaction Documents to which it is a party and the consummation of the transactions contemplated thereby, including, without limitation, the acquisition of the Preferred Shares: (a) is within such Purchaser's partnership, limited liability company, or corporate power and authority, as applicable, and has been duly authorized by all necessary action on the part of such Purchaser; does not conflict with or contravene the terms of such Purchaser's charter or by-laws, as applicable; and (c) will not violate, conflict with or result in any material breach or contravention of (i) any Contractual Obligation of such Purchaser, or (ii) the Requirements of Law or any order or decree applicable to such Purchaser.

                  7.3. BINDING EFFECT.

                  This Agreement has been duly executed and delivered by such Purchaser, and this Agreement constitutes the legal, valid and binding obligation of such Purchaser, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

                  7.4. PURCHASE FOR OWN ACCOUNT.

                  The Notes and Warrants, and the Conversion Shares and Warrant Shares, are being or will be acquired by such Purchaser for its own account and with no intention of distributing or reselling such securities or any part thereof in any transaction that would be in violation of the securities laws of the United States of America, or any state, without prejudice, however, to the rights of such Purchaser at all times to sell or otherwise dispose of all or any part of such stock under an effective registration statement under the Securities Act, or under an exemption from such registration available under the Securities Act, and subject, nevertheless, to the disposition of such Purchaser's property being at all times within its control. If such Purchaser should in the future decide to dispose of any of the Notes, Warrants, Conversion Shares or Warrant Shares, such Purchaser understands and agrees that it may do so only in compliance with the Securities Act and applicable state securities laws, as then in effect. Such Purchaser agrees to the imprinting, so long as required by law, of a legend on certificates representing all of the Notes, Warrants, Conversion Shares or Warrant Shares, to the following effect:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. AS AMENDED. OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN A SHAREHOLDERS AGREEMENT DATED AS OF MAY 28, 1998. A COPY OF SUCH AGREEMENT MAY BE OBTAINED FROM USI UPON REQUEST"

                  7.5. FINANCIAL CONDITION.

                  Such Purchaser's financial condition is such that it is able to bear the risk of holding the Notes and Warrants for an indefinite period of time and can bear the loss of its entire investment in the Notes and Warrants. Such Purchaser has such knowledge and experience in financial and business matters and in making high risk investments of this type that it is capable of evaluating the merits and risks of the purchase of the Notes and Warrants.

                  7.6. RECEIPT OF INFORMATION.

                  Such Purchaser has been furnished access to the business records of USi and such additional information and documents as such Purchaser has requested and has been afforded an opportunity to ask questions of and receive answers from representatives of USi concerning the terms and condition of this Agreement, the purchase of the Notes and Warrants, the prospective operations, market potential, capitalization, financial conditions, and prospects of the business to be conducted by USi, and all other matters deemed relevant by such Purchaser.

                  7.7. BROKER'S, FINDER'S OR SIMILAR FEES.

                  There are no brokerage commissions, finder's fees or similar fees or commissions payable in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with such Purchaser or any action taken by such Purchaser.

                  7.8. GOVERNMENTAL AUTHORIZATION: THIRD PARTY CONSENT.

                  No approval, consent, compliance, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person in respect of any Requirements of Law, and no lapse of a waiting period under any Requirements of Law, is necessary or required in connection with the execution, delivery or performance by such Purchaser (including, without limitation, the acquisition of the Notes and Warrants) or enforcement against such Purchaser of this Agreement or the Other Transaction Documents to which it is a party or the transactions contemplated thereby.

                  7.9. LITIGATION.

                  No Actions are pending, or to the best knowledge of such Purchaser, threatened relating to or affecting the transactions required to be performed by such Purchaser under the Transaction Documents.

                                   ARTICLE 8.
                          COVENANTS OF USI WITH RESPECT
                       TO THE PERIOD FOLLOWING THE CLOSING

                  Until all Notes and Warrants are no longer outstanding due to conversion and exercise or otherwise and until the payment by USi of all other amounts due to the Purchasers under the Transaction Documents, USi hereby covenants and agrees with each Purchaser as follows:

                  8.1. RESERVATION OF SHARES.

                  USi shall at all times reserve and keep available out of its authorized capital stock, solely for the purpose of issue or delivery upon the exercise of the Warrants, the maximum number of Warrant Shares that may be issuable or deliverable upon such exercise. When the financing contemplated by the Notes is authorized, the Company will reserve the maximum number of Conversion Shares that may be issuable or deliverable upon conversion of the Notes. The Conversion Shares and the Warrant Shares shall, when issued or delivered in accordance with the provisions of USI's Certificate of Incorporation, be duly authorized, validly issued and fully paid and non-assessable. USi shall issue such Conversion Shares and Warrant Shares in accordance with the provisions of its Certificate of Incorporation and shall otherwise comply with the terms thereof.

                  8.2. INFORMATION AND REPORTS FOR SBIC PURCHASERS.

                  USi will furnish to any Purchaser that is an SBIC such financial data and other information relating to the business of USi as such Purchaser reasonably may request from time to time. USi, upon reasonable request, will cooperate fully with such Purchaser, its representatives and counsel, in the preparation of any document or other material which may be required by the SBA or any other governmental agency as a predicate to or result of the transaction herein contemplated. In addition to the foregoing, no later than ninety (90) days after the Closing, USi shall furnish to any Purchaser that is an SBIC a certificate executed by the president of USi itemizing the use of proceeds from the Loans, and USi shall cooperate with such Purchaser in connection with a post-closing review. Within ninety (90) days after the end of each fiscal year of USi, USi will, if required by law, submit to any Purchaser that is an SBIC an economic impact report in form reasonably satisfactory to such Purchaser.

                                   ARTICLE 9.
                                 INDEMNIFICATION

                  9.1. INDEMNIFICATION.

                       (a) In addition to all other sums due hereunder or provided for in this Agreement, USi (the "Selling Indemnifying Party") shall defend, indemnify and hold harmless each Purchaser and its Affiliates and their respective officers, directors, agents, employees, subsidiaries, partners and assigns (each a "Purchasing Indemnified Party") to the fullest extent permitted by law from and against any and all losses, costs, claims, damages, expenses (including reasonable fees, disbursements and other charges of counsel, as limited by Section 9.2 below) and other liabilities (collectively, "Liabilities") incurred or suffered by any Purchasing Indemnified Party resulting from or arising out of (i) any breach by any Selling Indemnifying Party of any representation or warranty, covenant or agreement of the Selling Indemnifying Party in this Agreement; provided, however, that no Selling Indemnifying Party shall be liable under this Section 9.1 to any Purchasing Indemnified Party to the extent that it is finally judicially determined that such Liabilities resulted primarily from the material breach by such Purchasing Indemnified Party of any representation, warranty, covenant or other agreement of such Purchasing Indemnified Party contained in this Agreement; or (ii) any material liability of USi on the Closing Date not disclosed in this Agreement.

                       (b) In addition to all other sums due hereunder or provided for in this Agreement, each Purchaser (each a "Purchasing Indemnifying Party"), severally and not jointly, shall defend, indemnify and hold harmless USi and its Affiliates and its officers, directors, agents, employees, subsidiaries, partners and assigns (each a "Selling Indemnified Party") to the fullest extent permitted by law from and against any and all Liabilities incurred or suffered by such Selling Indemnified Parties resulting from or arising out of any breach of any representation, warranty, covenant or agreement of such Purchasing Indemnifying Party in this Agreement; provided, however, that no Purchasing Indemnifying Party shall be labile under this Section 9.1 to a Selling Indemnified Party to the extent that it is finally judicially determined that such Liabilities resulted primarily from the material breach by such Selling Indemnified Party of any representation, warranty, covenant or other agreement of such Selling Indemnified Party contained in this Agreement.

                       (c) If and to the extent that any indemnification provided for in this Agreement is unenforceable for any reason, the Indemnifying Parties (as defined below) obligated to indemnify any Indemnified Party (as defined below) shall make the maximum contribution to the payment and satisfaction of such indemnified liability which shall be permissible under applicable laws. In connection with the obligation of the Indemnifying Parties to indemnify for expenses as set forth herein, the Indemnifying Parties further agree, upon presentation of appropriate invoices containing reasonable detail, to reimburse each Indemnified Party for all such expenses (including reasonable fees, disbursements and other charges of counsel, as limited by Section 9.2 below) as they are incurred by such Indemnified Party.

                  9.2. NOTIFICATION.

                  If any action or proceeding (including any governmental investigation or inquiry) shall be brought or asserted against any party entitled to indemnification pursuant to this Section 8 (an "Indemnified Party") in respect of which indemnity may be sought from any party required to indemnify such Indemnified Party (an "Indemnifying Party"), such Indemnified Party shall promptly notify the Indemnifying Party in writing, and such Indemnifying Party shall assume the defense thereof, including the employment of counsel selected by such Indemnifying Party and reasonably satisfactory to such Indemnified Party and the payment of all expenses; PROVIDED, HOWEVER, that any failure to so notify such Indemnifying Party shall not impair obligations hereunder except if and only to the extent that such failure results in actual prejudice to such Indemnifying Party. Such Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of such Indemnified Party unless (a) such Indemnifying Party agreed to pay such fees and expenses or (b) such Indemnifying Party shall have failed to assume the defense of such action or proceeding or has failed to employ counsel reasonably satisfactory to such Indemnified Party in any such action or proceeding or (c) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Party and such Indemnifying Party, and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to such Indemnified Party which are different from or additional to those available to such Indemnifying Party (in which case, such Indemnifying Party shall employ separate counsel at the expense of such Indemnifying Party, it being understood, however, that such Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for such Indemnified Party and any other Indemnified Parties). No Indemnifying Party shall be liable for any settlement of any such action or proceeding effected without its written consent (which shall not be withheld unreasonably), but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, such Indemnifying Parry agrees to indemnify and hold harmless such Indemnified Party from and against any Liabilities by reason of such settlement or judgment. No Indemnifying Party shall agree to any settlement of any third party claim without the consent of the Indemnified Party, which shall not be withheld if such settlement provides only for the payment of money to be paid by the Indemnifying Party.

                                   ARTICLE 10.
                                  MISCELLANEOUS

                  10.1. SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

                  All of the representations and warranties made herein shall survive the Closing.

                  10.2. NOTICES.

                  All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, courier service or personal delivery or via facsimile:

                  (a) if to Purchasers:

                           If to Blue Chip or Miami:
                           Blue Chip Venture Company, Ltd.
                           2000 PNC Center
                           201 East Fifth Street
                           Cincinnati, Ohio 45202
                           Attention:  John H. Wyant

                           If to Grotech or Grotech II:
                           Grotech Capital Group
                           9690 Deereco Road
                           Timonium, MD 21093
                           Attention:  Frank A. Adams

                           If to Massey II:
                           Massey Burch Capital Corporation
                           310 25th Avenue North
                           Nashville, TN 37203
                           Attention: William F. Earthman

                           If to Venrock or Venrock II:
                           Venrock Associates
                           Room 5506
                           30 Rockefeller Plaza
                           New York, NY 10112
                           Attention:  Ray A. Rothrock

                           If to USi Partners:
                           The Crisler Company
                           441 Vine Street
                           Suite 3900
                           Cincinnati, Ohio 45202
                           Attention:  R. Dean Meiszer

                           with a copy to:

                           Taft, Stettinius & Hollister LLP
                           1800 Star Bank Center
                           425 Walnut Street
                           Cincinnati, Ohio 45202
                           Attention:  Gerald S. Greenberg, Esq.

                  (b) if to USi:

                           USinternetworking, Inc.
                           175 Admiral Cochrane Drive
                           Suite 400
                           Annapolis, Maryland 21401
                           Attention: Christopher R. McCleary

                           with a copy to:

                           Latham & Watkins
                           1001 Pennsylvania Avenue, N.W.
                           Suite 1300
                           Washington, D.C. 20004-2505
                           Attention: James F. Rogers, Esq.

All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; if delivered by facsimile, upon confirmation of such transmission; and five business days after being deposited in the mail, postage prepaid, if mailed.

                  10.3. SUCCESSORS AND ASSIGNS.

                  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. This Agreement may be assigned by any Purchaser to any permitted transferee of all or part of the Notes, Warrants, Conversion Shares or Warrant Shares. USi may not assign any of its rights under this Agreement without the written consent of the Purchasers. Except as provided in this Section 10.3, no Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of any of the Transaction Documents.

                  10.4. AMENDMENT AND WAIVER.

                       (a) No failure or delay on the part of USi or the Purchasers in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to USi or the Purchasers at law, in equity or otherwise.

                       (b) Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by any party from the terms of any provision of this Agreement, shall be effective (i) only if it is made or given in writing and signed by USi (if applicable) and the Purchasers, and (ii) only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on any party in any case shall entitle any party hereto to any other or further notice or demand in similar or other circumstances.

                  10.5. COUNTERPARTS.

                  This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  10.6. HEADINGS.

                  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  10.7. GOVERNING LAW.

                  This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, without regard to the principles of conflicts of law of such state.

                  10.8. JURISDICTION.

                  Each party to this Agreement hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement or any agreements or transactions contemplated hereby may be brought in the courts of the State of Maryland or of the United States of America for the District of Maryland and hereby expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. Each party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the address set forth in Section 10.2, such service to become effective 10 days after such mailing.

                  10.9. SEVERABILITY.

                  If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

                  10.10. RULES OF CONSTRUCTION.

                  Unless the context otherwise requires, "or" is not exclusive, and references to sections or subsections refer to sections or subsections of this Agreement.

                  10.11. ENTIRE AGREEMENT.

                  This Agreement, together with the exhibits and schedules hereto and the other Transaction Documents, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement, together with the exhibits hereto, and the other Transaction Documents supersede all prior agreements and understandings between the parties with respect to such subject matter.

                  10.12. PUBLICITY.

                  Except as may be required by applicable law, none of the parties hereto shall issue a publicity release or announcement or otherwise make any public disclosure concerning this Agreement or the transactions contemplated hereby, without prior approval by the other parties hereto, provided that a Purchaser may nonetheless communicate with its partners concerning such transactions and investment in USi and may publish a "tombstone" in the customary form with respect to its investment. If any announcement is required by law to be made by any party hereto, prior to making such announcement such party will deliver a draft of such announcement to the other parties and shall give the other parties an opportunity to comment thereon.

                  10.13. FURTHER ASSURANCES.

                  Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations, or other actions by, or giving any notices to, or making any filings with, any Governmental Authority or any other Person) as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

                  10.14. WAIVER OF JURY TRIAL.

                  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers hereunto duly authorized as of the date first above written.

                             USINTERNETWORKING, INC.



                             By:
                                -----------------------------------------
                             Name:
                                  ---------------------------------------
                             Title:
                                   --------------------------------------


                             BLUECHIP CAPITAL FUND II LIMITED PARTNERSHIP

                             By:      BLUE CHIP VENTURE COMPANY, LTD.
                                      Its General Partner



                             By:
                                -----------------------------------------
                                      John H. Wyant
                                      Manager

                             MIAMI VALLEY VENTURE FUND L.P.

                             By: BLUE CHIP VENTURE COMPANY OF DAYTON, LTD. Its Special Limited Partner



                             By:
                                -----------------------------------------
                                  John H. Wyant
                                  Manager



                             GROTECH PARTNERS IV L.P.

                             By:  GROTECH CAPITAL GROUP IV, LLC
                                  Its General Partner



                             By:
                                -----------------------------------------
                             Name:
                                  ---------------------------------------
                             Title:
                                   --------------------------------------




                             GROTECH PARTNERS V L.P.

                             By:  GROTECH CAPITAL GROUP V, LLC
                                  Its General Partner



                             By:
                                -----------------------------------------
                             Name:
                                  ---------------------------------------
                             Title:
                                   --------------------------------------




                             SOUTHERN VENTURE FUND SBIC, L.P.

                             By:  SVF SBIC, L.P.
                                  Its General Partner



                             By:
                                -----------------------------------------
                                  Partner

                             By:
                                -----------------------------------------
                                  Partner



                             SOUTHERN VENTURE FUND, II, L.P.


                             By:
                                -----------------------------------------
                                  Partner



                             VENROCK ASSOCIATES


                             By:
                                -----------------------------------------
                                  Partner



                             VENROCK ASSOCIATES II, L.P.


                             By:
                                -----------------------------------------
                                  General Partner



                             USI PARTNERS, LTD.


                             By:
                                -----------------------------------------

                                   SCHEDULE 1

----------------------------------------------------- ----------------------------------- ----------------------------

                     PURCHASER                                 AMOUNT OF NOTES                  WARRANT SHARES
----------------------------------------------------- ----------------------------------- ----------------------------
Blue Chip                                                        $1,700,000                        1,457,143
----------------------------------------------------- ----------------------------------- ----------------------------
Miami                                                               300,000                          257,143
----------------------------------------------------- ----------------------------------- ----------------------------
Grotech                                                           1,500,000                        1,285,714
----------------------------------------------------- ----------------------------------- ----------------------------
Grotech II                                                        1,500,000                        1,285,714
----------------------------------------------------- ----------------------------------- ----------------------------
Massey II                                                           150,000                          128,571
----------------------------------------------------- ----------------------------------- ----------------------------
Venrock                                                             553,500                          474,429
----------------------------------------------------- ----------------------------------- ----------------------------
Venrock II                                                          676,500                          579,857
----------------------------------------------------- ----------------------------------- ----------------------------
USi Partners                                                        140,000                          120,000
                                                               ------------                      -----------
----------------------------------------------------- ----------------------------------- ----------------------------
Total                                                            $6,520,000                        5,588,571
                                                               ------------                      -----------
                                                               ------------                      -----------
----------------------------------------------------- ----------------------------------- ----------------------------
